Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Golden Global Corp., a Nevada corporation (the “Company”) on Form 10-K for the fiscal year ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Erik Blum, the Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2016
GOLDEN GLOBAL CORP..

	By:	/s/ Erik Blum
Chief Executive Officer and Acting Chief Financial Officer
(Principal Executive, Financial and Accounting Officer)